SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant ☒	☐ Confidential, for Use of the Commission Only
Filed by a party other than the Registrant ☐	(as permitted by Rule 14a-6(e)(2))
Check the appropriate box:
☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NIGHTHAWK SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

x                No fee required.

                ☐            Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

                (1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                (4)           Proposed maximum aggregate value of transaction:

                (5)           Total fee paid:

                ☐            Fee paid previously with preliminary materials.

                ☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1)           Amount previously paid:

                (2)           Form, Schedule or Registration Statement No.:

                (3)           Filing Party:

                (4)           Date Filed:

NIGHTHAWK SYSTEMS, INC.

8200 East Pacific Place, Suite 204

Denver, CO  80231

(303) 337-4811

Dear Stockholders:

            You are cordially invited to attend the 2002 Annual Meeting of Stockholders of NightHawk Systems, Inc., which will be held on November 13, 2003 at 10:00 a.m., local time, at The Fairfield Inn, 13851 East Harvard Ave, Aurora, Colorado, 80014.

            At the meeting you will be asked to consider and vote upon the matters described in the accompanying Notice and proxy statement.

            Whether or not you plan to attend the Annual Meeting please sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope.

Sincerely,

H. Douglas Saathoff

Chief Executive Officer

NightHawk Systems, Inc.

8200 East Pacific Place, Suite 204

Denver, CO  80231

(303) 337-4811

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 13, 2003

To Our Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of NightHawk Systems, Inc. (the "Company") will be held at The Fairfield Inn, 13851 East Harvard Ave, Aurora, Colorado on November 13, 2003 at 10:00 a.m., local time, to consider and act upon the following matters, all as more fully described in the accompanying proxy statement which is incorporated herein by this reference:

Item 1.	Election of Directors. You will have the opportunity to elect four (4) members of the board of directors for a term of one year. The following four (4) persons are our nominees for election:

Max Polinsky

Patrick Gorman

Herbert Jacobson

Tomas Revesz

Item 2.

Appointment of Auditors.  Ratify the selection of Gelfond Hochstadt Pangburn PC as independent public accountants for the fiscal year ending December 31, 2002 and approve their selection for fiscal 2003.

Item 3.	Approval of Stock Option Plan. You will be asked to ratify the adoption of the NightHawk Systems, Inc. 2003 Stock Option Plan previously approved by the Board of Directors, as amended.

 If other business is properly raised at the meeting or if we need to adjourn the meeting, you will vote on these matters, too.

            Stockholders holding shares of common stock of record at the closing of business on September 15, 2003 will be entitled to receive notice of and vote at the meeting.

            Stockholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope provided.  You may revoke this proxy at any time prior to the Annual Meeting, and, if you attend the Annual Meeting, you may vote your shares in person.

            YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.  GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By Order of the Board of Directors

________________________

H. Douglas Saathoff

CORPORATE SECRETARY

Denver, Colorado

October 10, 2003

CERTAIN DEFINITIONS

As used in this proxy statement, "NightHawk," "we," "our," "ours," "us" and the "Company" refer to NightHawk Systems, Inc. and all of its subsidiaries, including Peregrine Control Technologies, Inc.

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

            This proxy statement and the documents incorporated by reference in this proxy statement contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended.  "Forward looking statements" are those statements that describe management's beliefs and expectations about the future.  We have identified forward-looking statements by using words such as "anticipate," "believe," "could," "estimate," "may,"  "expect," and "intend."  Although we believe these expectations are reasonable, our operations involve a number of risks and uncertainties, including those described in the Risk Factors section of this proxy statement and other documents filed with the Securities and Exchange Commission.  Therefore, these types of statements may prove to be incorrect.

SUMMARY

            The following summary highlights selected information from the proxy statement and may not contain all of the information that is important to you.  To better understand and for a more complete description of the matters on which you will vote, you should carefully read this entire document and the documents to which we have referenced you under the heading "Where You Can Find More Information."  All information concerning NIGHTHAWK contained in this proxy statement has been furnished by NIGHTHAWK.

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

            You are being asked to vote upon the following matters:

·        Elect four (4) members to our Board of Directors.

·        Ratify the selection of Gelfond Hochstadt Pangburn PC as independent public accountants for the fiscal year ending December 31, 2002 and approve their selection for fiscal 2003.

·        Ratify the adoption of the NightHawk Systems, Inc. 2003 Stock Option Plan previously approved by the Board of Directors, and as amended herein.

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THE ANNUAL MEETING

Date, Time, And Place

            The annual meeting will be held on November 13, 2003, starting at 10:00 a.m. (local time) at the Fairfield Inn, 13851 East Harvard Avenue, Aurora, Colorado.

Purposes of The Annual Meeting

At the annual meeting, NIGHTHAWK stockholders will be asked to vote on:

Item 1.	Election of Directors. You will have the opportunity to elect four (4) members of the board of directors for a term of one year. The following four (4) persons are our nominees for election:

Max Polinsky

Patrick Gorman

Herbert Jacobson

Tomas Revesz

Item 2.

Appointment of Auditors.  You will be asked to ratify the selection of Gelfond Hochstadt Pangburn PC as our independent auditors for the year ending December 31, 2002 and approve their selection for fiscal 2003.

Item 3.	Approval of Stock Option Plan. Ratify the adoption of the NightHawk Systems, Inc. 2003 Stock Option Plan previously approved by the Board of Directors, and as amended herein.

If other business is properly raised at the meeting or if we need to adjourn the meeting, you will vote on these matters, too.

            THE NIGHTHAWK BOARD RECOMMENDS THAT NIGHTHAWK STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR, RATIFY THE SELECTION OF GELFOND HOCHSTADT PANGBURN PC AS OUR INDEPENDENT AUDITORS FOR THE YEARS ENDING DECEMBER 31, 2002 AND DECEMBER 31, 2003, AND RATIFY THE ADOPTION OF THE NIGHTHAWK SYSTEMS, INC. 2003 STOCK OPTION PLAN.

Record Date; Shares Entitled To Vote; Quorum

            The NIGHTHAWK board of directors has fixed the close of business on September 15, 2003 as the record date for NIGHTHAWK stockholders entitled to notice of and to vote at the annual meeting.  Holders of our common stock are entitled to vote at the annual meeting.  As of the record date, there were 24,341,656 shares of NIGHTHAWK common stock outstanding, which were held by approximately 178 holders of record and approximately 645 beneficial owners.  Stockholders are entitled to one vote for each share of NIGHTHAWK common stock they own.

            The holders of a majority of the outstanding shares of NIGHTHAWK stock issued and entitled to vote at the annual meeting must be present in person or by proxy to establish a quorum for business to be conducted at the annual meeting.  Abstentions and "non-votes" are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  "Non-votes" occur when a proxy:

·        is returned by a broker or other stockholder who does not have authority to vote;

·        does not give authority to a proxy to vote; or

·        withholds authority to vote on one or more proposals.

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Votes Required

            The votes required for each of the proposals are as follows:

            Election of Directors.  The four (4) nominees for director who receive the most votes will be elected.  So, if you do not vote for a particular nominee or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your abstention will have no effect on the election of directors.

            Approval of Independent Accountants.  The proposal to ratify the selection of our independent public accountants must receive the affirmative vote of a majority of the shares of NIGHTHAWK common stock represented and voting at the meeting.  If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted against this proposal.  In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote for you.  This will have no effect on the proposal, however, because those shares for which brokers are not able to vote will not be considered as voting at the annual meeting and for purposes of ratifying the selection of our independent public accountants.

Approval of Performance Stock Option Plan.  The proposal to ratify the adoption of the performance based stock option plan must receive a majority of the votes of the shares of NIGHTHAWK common stock represented and voting at the meeting.  If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted against this proposal.  In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote for you.  This will have no effect on the proposal, however, because those shares for which brokers are not able to vote will not be considered as voting at the annual meeting and for purposes of ratifying the adoption of the performance stock option plan.

Voting of Proxies

            All valid, unrevoked proxies will be voted as directed.  In the absence of instructions to the contrary, properly executed proxies will be voted in favor of each of the proposals listed in the notice of annual meeting and for the election of the nominees for director set forth herein.

Votes cast in person or by proxy at the annual meeting will be tabulated at the annual meeting.

            If any matters other than those addressed on the proxy card are properly presented for action at the annual meeting, the persons named in the proxy will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

How To Vote By Proxy

            Complete, sign, date and return the enclosed proxy card in the enclosed envelope.

            THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO NIGHTHAWK STOCKHOLDERS.  NIGHTHAWK URGES YOU TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Revocability of Proxies

            Any NIGHTHAWK stockholder who delivers a properly executed proxy may revoke the proxy at any time before it is voted.  Proxies may be revoked by:

·        delivering a written revocation of the proxy to the NIGHTHAWK Secretary before the annual meeting;

·        signing and returning a later dated proxy to the NIGHTHAWK Secretary; or

·        appearing at the annual meeting and voting in person.

            Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy.  A NIGHTHAWK stockholder whose shares are held in the name of its broker, bank or other nominee must bring a legal proxy from its broker, bank or other nominee to the meeting in order to vote in person.

Deadline For Voting By Proxy

            Votes cast by mail must be received prior to the annual meeting to be counted.

Solicitation of Proxies

            Proxies will be solicited by mail.  Proxies may also be solicited personally, or by telephone, fax, or other means by the directors, officers and employees of NIGHTHAWK.  Directors, officers and employees soliciting proxies will receive no annual or extra compensation, but may be reimbursed for related out-of-pocket expenses.  In addition to solicitation by mail, NIGHTHAWK will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners.  NIGHTHAWK will, upon request, reimburse these brokerage houses, custodians and other persons for their reasonable out-of-pocket expenses in doing so.  The cost of solicitation of proxies will be paid by NIGHTHAWK.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the number of directors shall be determined by resolution of the Board of Directors or majority stockholders.  The Board of Directors has by resolution established the number of directors of the Company at four.  The Board proposes that the stockholders elect four directors to serve until the Annual Meeting of Stockholders for the fiscal year 2003 and until their successors have been duly elected and qualified.  Proxies cannot be voted for more than four persons.  Biographical information on the nominees is set forth below under "Directors and Executive Officers."

The Nominees consist of three current Board members and one new nominee:

Max Polinsky

Patrick Gorman

Herbert Jacobson

Tomas Revesz

Messrs. Polinsky, Gorman and Jacobson are current Board members.  Mr. Revesz will begin his term upon election by the Shareholders.  The terms of all nominees expire upon the election and qualification of directors at the Annual Meeting of Stockholders for fiscal year 2003.  Mr. Goodbarn and Ms. Thompson resigned from the Board during September 2003.

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Assuming the presence of a quorum, directors shall be elected by a plurality of the votes cast at the Annual Meeting by holders of common stock entitled to vote.  Votes withheld are not counted in the number of votes cast in the election of directors.  Under applicable Nevada law, in tabulating the vote, broker nonvotes will have no effect on the vote.  The enclosed proxy, if properly signed and returned will be voted FOR the election of the four nominees unless the vote is WITHHELD.  Although the Company does not anticipate that any of such nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if any of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by the Board of Directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT EACH HOLDER OF COMMON STOCK VOTE "FOR" THE ELECTION OF EACH OF THE FOUR INDIVIDUALS NOMINATED ABOVE FOR ELECTION AS DIRECTORS.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Position Held

H. Douglas Saathoff	41	Chief Executive Officer
Myron Anduri	47	Vice President of Sales
Eric Berg	49	Vice President of Engineering
Max Polinsky	45	Chairman of the Board
Patrick A. Gorman	38	Director
Herbert I. Jacobson	72	Director
Tomas Revesz	66	Director

            H. Douglas Saathoff, Chief Executive Officer, joined the Company as its full time Chief Financial Officer on January 1, 2003 after serving in that capacity on a part-time consulting basis beginning in October 2002.  On March 26, 2003, he was promoted to the position of Chief Executive Officer.   Prior to joining the Company, he served as Chief Financial Officer for ATSI Communications, Inc., from June 1994 through July 2002 and as a Board Member of ATSI's publicly traded subsidiary, GlobalSCAPE, Inc. (GSCP.OB) from April 1997 through June 2002.   During his tenure at ATSI, he was directly responsible for establishing and monitoring all accounting, financial, internal reporting and external reporting functions, and had primary responsibility for fundraising efforts.  ATSI raised over $60 million in debt and equity financing from both individuals and institutions during Doug's tenure, and moved from the Canadian OTC market to the U.S. OTC market and eventually to a listing on the American Stock Exchange in February 2000.  Doug graduated from Texas A&M University with a Bachelor of Business Administration degree in Accounting, and has passed the CPA exam.

            Myron Anduri, Vice President of Sales, joined the Company in January 2000.  From 1999 to 2000 he was Vice President-New Business Development for Kyocera Solar Inc. of Scottsdale, Arizona.  While with Kyocera, he worked to develop new market areas for the company's solar power products.  From 1997 to 1999 he served as Vice President-Telecommunications Division, a $21 million international unit, where he managed all sales and engineering efforts.  From 1993-1997 Mr. Anduri was Senior Vice President-Marketing and Sales for Photocomm Inc. a Nasdaq-traded company based in Scottsdale, Arizona, which was ultimately acquired by Kyocera in 1997.  He also served as Vice President-Industrial Division of Photocomm from 1989-1993 and was the Rocky Mountain Regional Manager from 1987-89.  Mr. Anduri holds a BA in Economics from Colorado State University.

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            Eric Berg, Vice President of Engineering, has spent more than 25 years in the engineering field specializing in design and development.  He joined the Company in 1999.  From 1987 to 1998 he held numerous project engineering positions at SCI Systems, the third largest contract manufacturer of printed circuit boards in the world.  His responsibilities focus on design and management for projects relating to hand-held satellite receivers, computers, and military avionics.  From 1979 to 1987 Mr. Berg was employed by Aydis Corporation as a design and development engineer, designing computer interfaces for various minicomputer platforms, integration engineering for new products and hardware and software for in-house test equipment used in pulse code modulation telemetry equipment for the U.S. Space Shuttle program.  Mr. Berg received a BS in Electrical Engineering from the University of Maine, and completed graduate level coursework in both Electrical Engineering and Technical Management.

            Max Polinsky, Chairman of the Board of Directors, was elected a member of the Board in April 2002 and is a member of our audit committee.  He is a director and principal of Venbanc, Inc., an investment and merchant bank located in Winnipeg, Manitoba, Canada that he founded with a partner in 1994.  Venbanc specializes in the structuring and financing of start-up companies and provides follow-up financial and management advisory assistance.  It has successfully funded and taken public several companies in Canada and the United States in the past seven years.  Prior to this, Mr. Polinsky was the general manager of City Machinery Ltd., a nationwide power transmission parts distributor with offices across Canada.  He began his career as a stockbroker at Canarim Investment Corp. (now Canaccord Capital) in 1982.  Mr. Polinsky graduated with honors from the University of Manitoba with a degree in Business Administration, Finance Major.

            Patrick A. Gorman, Director, was elected a member of the Board in April 2002, and is a member of our compensation committee.  He is the managing director of Gorman and Associates, Inc., a strategic consulting firm for corporate and government affairs.  Since its inception, the company has been dedicated to being the preeminent business development firm for companies seeking to do business with the Fortune 500 as well as the advisory firm of choice in understanding the federal government in Washington, D.C.  Mr. Gorman's focus at Gorman and Associates, Inc. includes law and the legislative process, communications, government relations, and operations. Over the last 10 years, he has advised corporations, NGOs, non-profits, and individuals on issues pertaining to criminal law, the environment, telecommunications, international trade, fund raising, community development, media relations, and alternative dispute resolution.  Mr. Gorman is a member of the Advisory Board of New Media Strategies, Inc., an Internet service provider focused on public relations, communications, and viral marketing.  Mr. Gorman is also a Board member of the Echo Hill Campership Fund, a local non-profit whose mission is to send the neediest, very low-income, inner-city youths to camp on the Chesapeake Bay. Mr. Gorman is admitted to practice law in Maryland and the District of Columbia and has successfully appeared at the administrative, district, circuit, and appellate court levels.

Herbert I. Jacobson, Director, has been a member of the Board since February 2002, and was re-elected in April 2002.  He is an entrepreneur who has built several businesses from the ground up.  In 1984 he founded Advanced Communication Services and Aaron Communication Services, both sales and service companies in paging and cable.   He started Peregrine Control Technologies, Inc. ("PCT") in 1992 as a progression into the wireless control industry.  PCT eventually became NightHawk Systems, Inc. following a reverse merger in 2002.  He also was founder of the Children's Metabolic Research Foundation and a Director of the National Gaucher Foundation.  He volunteers at the Denver Museum of Nature & Science and mentors senior citizens on the use of the Internet.   He served in Army Finance and taught American history, political science, business and literature at the high school level.  Mr. Jacobson is a graduate of Montclair State University and completed graduate level coursework at Denver University and the University of Florida.

Tomás Revesz served as a director of ATSI Communications, Inc. since its formation in June 1996 until October 2002.  Mr. Revesz has served as President of Long Distance International, Inc., a long distance reseller, since October 1993.  From 1983 to June 1993, Mr. Revesz served as President of Star Long Distance, Inc., also a long distance reseller.  From January 1990 until August 1993, Mr. Revesz served as Vice President of Operations of AAA Telephone & Communications, Inc., a telephone interconnection company.

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INFORMATION CONCERNING THE BOARD OF DIRECTORS

AND COMMITTEES

            The business affairs of the Company are managed under the direction of the Board of Directors.  The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 2002.  The Compensation Committee, composed of Ms. Patricia Thompson and Messrs. Jacobson and Bob Woodworth during 2002, reviews and makes recommendations to the Board of Directors regarding executive compensation matters and administers the Company's stock option plan.  The Audit Committee, composed of Messrs. Goodbarn, Felsen and Polinsky during 2002, is responsible for reviewing the Company's financial statements and overseeing the Company's accounting practices and audit procedures.  The Compensation Committee and the Audit Committee both held one meeting during the fiscal year ended December 31, 2002.  Two directors of the Company, Steve Goodbarn and Herb Jacobson, attended fewer than 75% of the aggregate number of meetings of the Board on which they served during the fiscal year ended December 31, 2002.  Steve Goodbarn, Arlen Felsen, Steve Jacobson and Patricia Thompson all resigned from the Board of Directors in 2003.

Compensation Committee Interlocks and Insider Participation

            Ms. Patricia Thompson and Messrs. Jacobson and Woodworth served on the Compensation Committee during 2002.  Mr. Woodworth was replaced on the committee by Mr. Gorman during 2003.  The Compensation Committee met one time in fiscal 2002.  As a result of the resignation of Mr. Jacobson and Patricia Thompson from the Board, new members from the newly elected directors will serve on the Compensation Committee along with Mr. Gorman.

Director Compensation

            Directors are reimbursed their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation earned during the Company's last fiscal year by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the fiscal year ended December 31, 2002 (collectively, the "Named Executive Officers").  Steve Jacobson was the only executive whose compensation  exceeded $100,000 in 2002.

Summary Compensation Table
		Annual Compensation					Long Term Compensation
							Awards		Payouts
Name and principal position	Year	Salary		Bonus	Other annual compensation ($)		Restricted stock award ($)	Securities Underlying Options/SARS (#)	LTIP payouts ($)	All other compensation ($)
Steven Jacobson
Chief Executive Officer (a)	2002	$ 177,000	(b)	$ -	$ 4,966	(c)	$ -	450,000	$ -	$ -

Notes:

(a)  Steven Jacobson was Chief Executive Officer of PCT when PCT was acquired by the Company effective February 1, 2002.   He became Chief Executive Officer of the Company subsequent to this acquisition but resigned as CEO in March 2003 and later resigned from the Company effective on September 10, 2003.

(b)  Salary includes the issuance of 1,000,000 shares valued at  $0.14 per share issued in lieu of cash compensation, and $37,000 in cash compensation.

(c)  Amount includes $4,966 in personal expenses.

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Employment Agreements

            The Company has authorized the issuance of employment agreements with certain of its executive officers as follows:

Name	Term	Minimum Annual Salary
H. Douglas Saathoff (1)	January 1, 2003-December 31, 2003(2)	$120,000 (3)
Eric Berg (1)	January 1, 2003-December 31, 2003 (2)	$90,000 (3)
Myron Anduri (1)	January 1, 2003-December 31, 2003 (2)	$75,000(3)

(1)	agreement was approved by the Board of Directors in December 2002, but has not been executed.
(2)	agreement provides for an automatic renewal for an additional one-year term unless notice of termination is given 30 days prior to end of initial term.
(3)	agreement provides for cash payment equal to first year salary in the event of executive's death or disability, termination without cause or for if the executive leaves for good cause.

            The Board may increase each officer's salary, and may pay a bonus to each of them from time to time.  Each of the employment agreements provides for early termination under certain conditions, and restricts each executive from various competing and other potentially damaging activities during employment and for a specified time after termination of employment.

NIGHTHAWK SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Common Stock as of September 30, 2003 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

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Name	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class

Steven Jacobson 7995 E. Mississippi, #E6 Denver, CO 80247	4,595,455	(a)(b)(c)	17%
Herbert Jacobson 1011 S. Valentia St., #87 Denver, CO 80247	3,001,000	(d)	12%
Tomas Revesz P.O. Box 2498 McAllen, Texas 78502-2498	2,325,000	(e)	9%
Security Ownership of Directors and Management Max Polinsky 138 Portage Ave. East, Ste. 406 Winnipeg, Manitoba R2COA1	500,000		2%
Patrick Gorman 1666 K Street N.W. Washington, D.C. 20006	-		0%
Robert Woodworth 7100 East Belleview, Suite 203 Greenwood Village, CO 80111	-		0%
All officers and directors as a group	7,474,324	(f)	26%

Notes:

(a)   Includes 450,000 shares under options, none of which vest within 60 days.

(b)   Includes 550,000 shares held in a trust that expires on June 11, 2006 for Aaron Guth and 550,000 shares held in a trust that expires on March 31, 2009 for Adam Guth.  Steve Jacobson serves as trustee for both trusts, and has all rights afforded any shareholder, including voting rights, until the trusts expire.

(c)   All of Jacobson's shares, except those held in trust for Aaron and Adam Guth, are subject to a voting agreement in which Myron Anduri holds the voting proxy.  The agreement is for five years from September 8, 2003.  Under the terms of the voting agreement, Mr. Anduri may vote the shares on any matter coming before the shareholders for a vote, except a vote on a change of control, in which case Steven Jacobson shall retain the voting power for his shares.

(d)   Includes 1,500,500 shares held in the name of Mr. Jacobson's wife, Sharon Jacobson.

(e)   Includes the right to acquire within 60 days 800,000 shares under warrants and 1,000,000 shares upon a note conversion.

(f)    Includes 650,000 shares under options, none of which vest within 60 days, and the rights to acquire the shares identified in footnote (e), above.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company.  Copies of these filings must be furnished to the Company.

The following officers and directors did not file the indicated forms for the indicated transactions or events.  These transactions and events were reported on Form 5 filings made subsequent to December 31, 2002, with respect to the Company's fiscal year 2002.

H. Douglas Saathoff did not file a Form 4 upon joining the Company as its Chief Financial Officer, and did not file Form 3's for six transactions in which he became a beneficial owner of securities.

Arlen Felsen did not file a Form 4 subsequent to the merger of PCT with the Company on February 1, 2002, and did not file a Form 3 for one transaction in which he became a beneficial owner of securities.

Max Polinsky did not file a Form 4 subsequent to his election to the Board of Directors on April 29, 2002.

Steven Goodbarn did not file a Form 4 subsequent to his election to the Board of Directors on April 29, 2002, and did not file a Form 3 for two transactions in which he became a beneficial owner of securities.

Patricia Thompson did not file a Form 4 subsequent to her election to the Board of Directors on April 29, 2002, and did not file a Form 3 for one transaction in which she became a beneficial owner of securities.

Patrick Gorman did not file a Form 4 subsequent to his election to the Board of Directors on April 29, 2002.

Herbert I. Jacobson did not file a Form 4 subsequent to the merger of PCT with the Company on February 1, 2002, and did not file a Form 3 for two transactions in which he became a beneficial owner of securities.

Steven Jacobson did not file a Form 4 subsequent to the merger of PCT with the Company on February 1, 2002, and did not file a Form 3 for three transactions in which he became a beneficial owner of securities.

Bob Woodworth did not file a Form 4 subsequent to his election to the Board of Directors on April 29, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 31, 2003, NightHawk reached an agreement with Arlen Felsen, a former director of the Company, in which the Company returned to Mr. Felsen the assets that the Company acquired from him in 2001.  As a result of the agreement, the Company has no relationship or transactions with Mr. Felsen.

In March 2003, Steve Jacobson resigned as Chief Executive Officer of the Company and in July 2003, he also resigned as a director of the NightHawk.  In September 2003, NightHawk entered into a Separation Agreement with Steve Jacobson under which Mr. Jacobson resigned as an employee from the Company. As part of the Separation Agreement, the Company awarded options to purchase 450,000 shares of common stock.  Jacobson also repaid the Company for the receivable from him held by NightHawk.

In December 2001, PCT entered into an employment agreement with its vice president of sales, Myron Anduri.  The agreement called for an annual salary of $60,000 and the payment of commissions on sales of the Company's products.  At a meeting held in December 2002, the Board of Directors of the Company voted to terminate the existing agreement effective January 1, 2003 and to replace it with a new one-year agreement paying Mr. Anduri $75,000 per year.  This agreement has not been executed.  As of December 31, 2002, the Company owed Mr. Anduri $11,100 in salary and $8,365 in commissions under the old contract.

At a meeting held in December 2002, the Board of Directors voted to issue a one-year contract to the Company's chief financial officer, H. Douglas Saathoff, effective January 1, 2003 including an annual salary of $120,000.  The Board also voted to award Mr. Saathoff options to purchase 500,000 shares of common stock effective January 1, 2003.  These agreements have not been executed.  At a meeting of the Board of Directors held on March 26, 2003, Mr. Saathoff was named Chief Executive Officer of the Company.

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PERFORMANCE TABLE

            The Company's common stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended, since February 1, 2002.  The following Performance Graph compares the Company's cumulative total stockholder return on its common stock from February 1, 2002 through December 31, 2002 with the cumulative total return of the NASDAQ Composite Index, the NASDAQ 100 and NASDAQ Telecom Index over the same period.  The graph begins with February 1, 2002, as that is the first date of trading for the Company.  The graph assumes that the value of the investment in the Company's common stock and each index was $100 at February 1, 2002 and that all dividends were reinvested.

Comparison of Cumulative Total Return

Among the Company and Various NASDAQ Indices

	2/1/02	12/31/02	9/25/03
NASDAQ COMPOSITE	100.00	(56.9)	(51.72)
NASDAQ 100	100.00	(44.75)	(15.26)
NASDAQ TELECOM	100.00	(14.40)	(27.95)
NIGHTHAWK	100.00	(80.9)	(90.0)

The foregoing graph is based on historical data and is not necessarily indicative of future performance.  This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under the Exchange Act.

PROPOSAL TWO

RATIFICATION OF SELECTION OF

INDEPENDENT PUBLIC ACCOUNTANTS

            The Board of Directors has selected Gelfond Hochstadt Pangburn PC to serve as independent public accountants of the Company for the fiscal years ending December 31, 2002 and 2003.  The Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting.  Gelfond Hochstadt Pangburn PC has served as the independent accountants of the Company since January 2000.  NightHawk paid Gelfond $56,728 for the 2002 annual audit.  A representative of Gelfond Hochstadt Pangburn PC will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

            Assuming the presence of a quorum, a majority of the votes cast at the meeting by stockholders entitled to vote thereon is necessary to ratify the selection of the Company's independent public accountants.  The enclosed form of proxy provides a means for stockholders to vote for the ratification of selection of independent public accountants, to vote against it or to abstain from voting with respect to it.  If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the ratification of selection of independent public accountants.  In determining whether this item has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this item.  Broker non-votes will not be counted and will have no effect.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GELFOND HOCHSTADT PANGBURN PC AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEARS ENDING DECEMBER 31, 2002 and 2003.

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PROPOSAL THREE

APPROVAL OF THE NIGHTHAWK SYSTEMS, INC. 2003 STOCK OPTION PLAN

In March 2003, the Board of Directors adopted the 2000 Performance Stock Option Plan that had previously been approved by the board of directors of Peregrine Control Technologies, Inc., and which was in place when NightHawk Systems, Inc. acquired Peregrine Control Technologies, Inc.  The NightHawk Board of Directors has proposed certain amendments to the 2000 Performance Stock Option Plan and has directed that the amended option plan be submitted to the shareholders for approval at the Annual Meeting as the NightHawk Systems, Inc. 2003 Stock Option Plan.

Stock Option Plans

2000 Performance Stock Option Plan

            The 2000 Performance Stock Option Plan (the "2000 Option Plan") was initially adopted in 2000 by the Board of Directors of Peregrine Control Technologies, Inc. ("PCT").  Upon the acquisition of Peregrine Control Technologies, Inc. by NightHawk Systems, Inc. in February 2002, the 2000 Stock Option plan was automatically terminated.  As such, no options were outstanding as of December 31, 2002.

On March 26, 2003 the Board of Directors of NightHawk Systems, Inc. approved adoption of the 2000 Stock Option Plan originally adopted by PCT, with an effective date of January 1, 2003. The Company may issue a maximum of 4,000,000 shares of common stock under the 2000 Option Plan.  The 2000 Option Plan provides for awards in the form of options, including incentive stock options and non-qualified stock options.   Under the plan, options granted vest at a rate set by the board of directors or committee appointed by the board directors and are exercisable up to 10 years from the date of grant at not less than 100% of the fair value of the common stock on the date of grant.  If an option holder owns 10% or more of the Company's common stock, incentive stock options are exercisable at not less than 110% of the fair value of the common stock on the date of grant.

            The Board of Directors of the Company now seeks to amend the 2000 Option Plan and present that amended plan to the Shareholders for approval.  The new plan will be known as the 2003 NightHawk Systems, Inc. Stock Option Plan (the "2003 Option Plan") No further options will be granted under the 2000 Option Plan.  All options outstanding under the 2000 Option Plan on the date of adoption will remain outstanding under the 2000 Option Plan in accordance with their respective terms and conditions.

            As of December 31, 2002, no options were outstanding under the 2000 Option Plan.

2003 Option Plan

The 2000 Option Plan authorized the grant of up to four million stock options to employees, directors and certain other persons.  The Company is seeking approval for amendments to the 2000 Option Plan in the following areas:

(a) Change the name to the NightHawk Systems, Inc. 2003 Stock Option Plan.

(b) Increase the maximum amount of shares available under the Plan from four million to five million.

(c)  Make such editing changes as are required to be consistent with these two amendments.

Upon approval of the above-identified amendments, the plan will be known as the NightHawk Systems, Inc. 2003 Stock Option Plan.

Aggregate Option Exercises in Fiscal 2002 and Fiscal End Option Values

There were no options exercised during Fiscal 2002 and through August 30, 2003.

            Assuming the presence of a quorum, a majority of the votes cast at the meeting by stockholders entitled to vote thereon is necessary to ratify the approval of the NightHawk Systems, Inc. 2003 Stock Option Plan.  The enclosed form of proxy provides a means for stockholders to vote for the adoption of the 2003 Stock Option Plan, to vote against it or to abstain from voting with respect to it.  If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the approval of the NightHawk Systems, Inc. 2003 Stock Option Plan.  In determining whether this item has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this item.  Broker non-votes will not be counted and will have no effect.

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            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NIGHTHAWK SYSTEMS, INC. 2003 STOCK OPTION PLAN.

FINANCIAL MATTERS

            A copy of NightHawk's annual report on Form 10-K for the year ended December 31, 2002 is being sent to stockholders with this proxy statement.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting.  However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

WHERE YOU CAN FIND MORE INFORMATION

            NightHawk Systems, Inc. files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information NIGHTHAWK files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  NIGHTHAWK SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

            You may request a copy of Nighthawk's annual, quarterly and special reports, proxy statements and other information, at no cost, by writing or telephoning NIGHTHAWK at the following address:

NIGHTHAWK SYSTEMS, INC.

10715 Gulfdale, Suite 200

San Antonio, Texas 78216

210-341-4811

            NIGHTHAWK has supplied all information contained in this proxy statement relating to NIGHTHAWK.

            You should rely only on the information contained in this proxy statement to vote on the NIGHTHAWK proposals NIGHTHAWK has not authorized anyone to provide you with information that is different from what is contained in this proxy statement.  This proxy statement is dated October 10, 2003.  You should not assume that the information contained in the proxy statement is accurate as of any date other than that date, and neither the mailing of this proxy statement to stockholders nor the issuance of NIGHTHAWK common stock in the merger shall create any implication to the contrary.

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